UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2020

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Qumu Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on October 27, 2020 disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2020 and hereby furnishes as Exhibit 99.2 statements of TJ Kennedy, the Company’s President and Chief Executive Officer, and David Ristow, the Company’s Chief Financial Officer, made on October 27, 2020 at a telephone conference relating to the quarter ended September 30, 2020 results.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release issued by Qumu Corporation on October 27, 2020.

99.2	Statements of TJ Kennedy, President and Chief Executive Officer, and David Ristow, Chief Financial Officer, made at a telephone conference on October 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: October 28, 2020